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                                                                    Exhibit 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K for the fiscal year ended January 4, 1998, into Glacier Water Services, Inc.'s previously filed Registration Statements File No. 33-61942 and File No. 33-80016.


                                              Arthur Andersen LLP



San Diego, California
April 1, 1998